SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

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AMERICAN SAFETY INSURANCE GROUP, LTD.
 (Exact name of Registrant as specified in its charter)

Date of Report: July 7, 2003

AMERICAN SAFETY INSURANCE GROUP, LTD.
 formerly known as American Safety Insurance Group, Ltd.
 (Exact name of Registrant as specified in its charter)

                  Bermuda                               1-14795                         Not applicable
          (State of incorporation                   (Commission File                   (I.R.S. Employer
              or organization)                          Number)                       Identification No.)

              44 Church Street                                                          (441) 296-8560
              P.O. Box HM 2064                                                      (Registrant's telephone
          Hamilton, HM HX Bermuda                                                           number)
  (Address of principal executive offices)
...................................................................................................................

Item 5.        Other Events.

        American Safety Insurance Holdings, Ltd. (formerly known as American Safety Insurance Group, Ltd.) (NYSE: ASI) today announced that it settled its reinsurance recoverables dispute with Berkley Insurance Company (“BIC”) during arbitration. As part of the settlement, BIC agreed to reimburse American Safety Insurance for all paid losses outstanding as of December 31, 2002, and continue to make payments under reinsurance treaties in the ordinary course of business. In consideration, American Safety Insurance agreed to modify the terms of a reinsurance treaty and to certain other conditions, including the release of BIC from its other claims in the arbitration. The settlement is governed by a confidentiality undertaking between the parties. A copy of Registrant’s press release regarding this matter is attached hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on July 7, 2003.

                                                     American Safety Insurance Group, Ltd.

                                                     By:  /s/ Stephen R. Crim
                                                              Stephen R. Crim, President

Exhibit 99

American Safety Insurance Holdings, Ltd. Reports Arbitration Settlement

Hamilton, Bermuda, July 7, 2003 - American Safety Insurance Holdings, Ltd. (formerly known as American Safety Insurance Group, Ltd.) (NYSE: ASI) today announced that it settled its reinsurance recoverables dispute with Berkley Insurance Company (“BIC”) during arbitration. As part of the settlement, BIC agreed to reimburse American Safety Insurance for all paid losses outstanding as of December 31, 2002, and continue to make payments under reinsurance treaties in the ordinary course of business. In consideration, American Safety Insurance agreed to modify the terms of a reinsurance treaty and to certain other conditions, including the release of BIC from its other claims in the arbitration. The settlement is governed by a confidentiality undertaking between the parties.

Commenting on the settlement, Stephen R. Crim, President and Chief Executive Officer of American Safety Insurance, said, “I am pleased that we were able to reach a mutually agreeable settlement with BIC which eliminates the uncertainty surrounding the outcome of the arbitration in the investment community. The payment of the outstanding paid losses will immediately begin to have a positive impact on our earnings by increasing investment income. We can put this matter behind us and focus our resources on growing our insurance business.”

American Safety Insurance Holdings, Ltd. is a specialty insurance holding company which, through its subsidiaries, provides innovative insurance solutions in the alternative insurance market for environmental remediation, contracting and other specialty risks. Additional information about American Safety can be found at “http://www.americansafetyinsurance.com”.

This press release contains forward-looking statements within the meaning of United States’ securities laws which are intended to be covered by the safe harbor provisions created thereby. Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially, and are subject to change based on various factors.

                                                                                    Contact:  Fred J. Pinckney
                                                                            Investor Relations/General Counsel
                                                                                                (770) 916-1908